Exhibit 10.4

Execution Version

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of May 12, 2015, by and among BG MEDICINE, INC., a Delaware corporation (“Borrower”); GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself as Lender and as Agent for Lenders; and the other Lenders signatory hereto from time to time.

RECITALS

A. Borrower, Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of February 10, 2012 (as amended by that certain First Amendment to Loan and Security Agreement, dated as of May 8, 2013 and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan and Security Agreement), pursuant to which the Lenders have made certain financial accommodations available to Borrower; and

B. Borrower desires to issue Secured Convertible Promissory Notes in the aggregate principal amount of $500,000 (collectively, the “Subordinated Notes”) pursuant to a Securities Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, among Borrower and the Purchasers (as defined in the Purchase Agreement);

C. Borrower has requested that in connection with the entry by Borrower into the Purchase Agreement and the issuance of such Subordinated Notes, the Lenders amend certain provisions of the Loan and Security Agreement; and

D. Subject to the terms and conditions hereof, the Lenders executing this Amendment are willing to so amend the Loan and Security Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

A. AMENDMENTS

1. Section 4.1 of the Loan Agreement is hereby amended by deleting clause (p) thereof in its entirety and replacing the same with the following:

“(p) all other documents and instruments as Agent or any Lender may reasonably deem necessary or appropriate to effectuate the intent and purpose of this Agreement (together with the Agreement, the Notes, the Warrants, the Account Control Agreements, the Access Agreements, the Perfection Certificate, the Pledge Agreement, the Fee Letter, the Secretary’s Certificate and the Disbursement Letter, the Subordination Agreement and all other agreements, instruments, documents and certificates executed and/or delivered to or in favor of Agent from time to time in connection with this Agreement or the transactions contemplated hereby, the ‘Debt Documents’); and”

2. Section 5.3 of the Loan and Security Agreement is hereby amended by adding the following sentence to the end thereof:

“For the avoidance of doubt, the Securities Purchase Agreement and the Subordinated Notes (each as defined below) constitute Material Agreements.”

3. Section 5.7 of the Loan and Security Agreement is hereby amended by (x) deleting the word “and” appearing at the end of clause (j) of the second sentence thereof and replacing the same with “,” and (y) deleting the parenthetical clause appearing at the end of the second sentence thereof and replacing the same with the following:

“and (l) Liens securing Indebtedness permitted under Section 7.2(i) below, provided that all such Liens are subordinated to the Liens in favor of Agent pursuant to a subordination and intercreditor agreement in form and substance acceptable to Agent (the ‘Subordination Agreement’) (all of such Liens described in the foregoing clauses (a) through (l) are called ‘Permitted Liens’).”

4. Section 6.2 of the Loan and Security Agreement is hereby amended by deleting clause (b) thereof in its entirety and replacing the same with the following:

“(b) copies of all statements, reports and notices made available generally by any Loan Party to any holders of Subordinated Indebtedness, all notices sent to any Loan Party by the holders of such Subordinated Indebtedness, notice (which shall include a copy or electronic link) of all filings and reports any Loan Party is required to file with the Securities and Exchange Commission (‘SEC’) pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and any other filings related to any Loan Parties’ purchase or sale of securities, and copies of all notices or other written communication received by any Loan Party from the SEC or any securities exchange or governmental authority exercising a similar function, promptly, but in any event within five (5) days after delivering or receiving such information to or from such persons (provided that an electronic link to any such statement, report or notice filed with the SEC shall be sufficient to constitute a copy of the same),”

5. Section 7.2 of the Loan and Security Agreement is hereby amended by (x) deleting the word “and” appearing at the end of clause (g) of the first sentence thereof and replacing the same with “,”, (y) deleting the “.” appearing at the end of the first sentence thereof and replacing the same with “, and” and (z) inserting the following clause (i) at the end of the first sentence thereof:

“(i) Indebtedness incurred pursuant to that certain Securities Purchase Agreement (the ‘Purchase Agreement’), dated as of the date hereof, among Borrower and the Purchasers (as defined in the Purchase Agreement) and evidenced by the Notes (as defined in the Purchase Agreement (the ‘Subordinated Notes’)), provided that (i) such Indebtedness is subordinated to the Obligations pursuant to the Subordination Agreement and (ii) the maximum aggregate principal amount incurred thereunder does not exceed $500,000.”

6. Section 7.6 of the Loan and Security Agreement is hereby amended by deleting the “.” appearing at the end thereof and replacing the same with the following:

“or (e) purchase or make any payment on or with respect to any Subordinated Indebtedness, except as expressly permitted by the Subordination Agreement.”

6. Section 7.11 of the Loan and Security Agreement is hereby amended by (x) deleting the word “or” appearing at the end of clause (a) thereof and (y) deleting the “.” appearing at the end thereof and replacing the same with the following:

“, or (c) any document relating to any Subordinated Indebtedness.”

7. Section 8.1 of the Loan and Security Agreement is hereby amended by deleting clause (i) thereof in its entirety and replacing the same with the following:

“(i) any provision of any Debt Document shall fail to be valid and binding on, or enforceable against, a Loan Party that is a party thereto, (ii) any Debt Document purporting to grant a security interest to secure any Obligation shall fail to create a valid and enforceable security interest on any Collateral purported to be covered thereby or such security interest shall fail or cease to be a perfected Lien with the priority required in the relevant Debt Document, or (iii) any subordination provision set forth in the Subordination Agreement or any other document evidencing or relating to the Indebtedness incurred pursuant to the Purchase Agreement shall, in whole or in part, terminate or otherwise fail or cease to be valid and binding on, or enforceable against, any agent for or holder of the Subordinated Indebtedness (or such Person shall so state in writing) or any Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation under the Subordination Agreement, or the Obligations, for any reason shall not have the priority contemplated by this Agreement or such subordination provisions, or any Loan Party shall state in writing that any of the events described in clauses (i), (ii) or (iii) above shall have occurred;”

B. CONDITIONS TO EFFECTIVENESS

Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and Borrower shall have no rights under this Amendment, until Agent shall have received:

(i)	reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Loan and Security Agreement (including reasonable fees, charges and disbursements of counsel to the Agent and Lenders);

(ii)	counterparts to each of the following documents: (A) this Amendment, duly executed by each Loan Party and (B) a Subordination and Intercreditor Agreement, substantially in the form of Exhibit A attached hereto and duly executed by each holder of a Subordinated Note and acknowledged by each Loan Party; and

(iii)	true, correct and complete copies of the Purchase Agreement, the Subordinated Notes and each other agreement, certificate and instrument entered into in connection therewith.

C. REPRESENTATIONS.

To induce the Lenders and Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Agent that:

1. The execution, delivery and performance by such Loan Party of this Amendment (a) are within each Loan Party’s corporate or limited liability company power; (b) have been duly authorized by all necessary corporate, limited liability company and/or shareholder action, as applicable; (c) are not in contravention of any provision of any Loan Party’s certificate of incorporation or formation, or bylaws or other organizational documents; (d) do not violate any law or regulation, or any order or decree of any Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any such Subsidiary or any of their respective property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of any Loan Party or any of its Subsidiaries; and (g) do not require the consent or approval of any Governmental Authority or any other person;

2. This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

3. After giving effect to this Amendment, the representations and warranties contained in the Loan and Security Agreement and the other Debt Documents are true and correct in all material respects (except with respect to any representation or warranty that is made as of specific date in which case such representation or warranty shall be true and correct in all material respects as of such date), and no Default or Event of Default has occurred and is continuing as of the date hereof.

D. OTHER AGREEMENTS

1. Continuing Effectiveness of Debt Documents. As amended hereby, all terms of the Loan and Security Agreement and the other Debt Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties party thereto. To the extent any terms and conditions in any of the other Debt Documents shall contradict or be in conflict with any terms or conditions of the Loan and Security Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan and Security Agreement as modified and amended hereby. Upon the effectiveness of this Amendment such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan and Security Agreement as modified and amended hereby.

2. Subordination Agreement. Each Lender, by its execution and delivery of this Amendment, acknowledges that it has received a copy of the Subordination Agreement, consents to and authorizes Agent’s execution and delivery thereof on behalf of such Lender and agrees to be bound by the terms and provisions thereof.

3. Acknowledgment of Perfection of Security Interest. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to Agent and the Lenders under the Loan and Security Agreement and the other Debt Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Loan and Security Agreement and the other Debt Documents.

4. Effect of Agreement. Except as set forth expressly herein, all terms of the Loan and Security Agreement, as amended hereby, and the other Debt Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Lenders and Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Loan and Security Agreement, nor constitute a waiver of any provision of the Loan and Security Agreement. This Amendment shall constitute a Debt Document for all purposes of the Loan and Security Agreement.

5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

6. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Loan and Security Agreement and the other Debt Documents or an accord and satisfaction in regard thereto.

7. Costs and Expenses. Borrower agrees to pay on demand all costs and expenses of Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for Agent and the Lenders with respect thereto.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission, electronic transmission or containing an E-Signature shall be as effective as delivery of a manually executed counterpart hereof.

9. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns. No third party beneficiaries are intended in connection with this Amendment.

10. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

11. Release. Each Loan Party hereby releases, acquits, and forever discharges Agent and each of the Lenders, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of Agent and the Lenders, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including reasonable attorneys’ fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which such Loan Party may have or claim to have now or which may hereafter arise out of or connected with any act of commission or omission of Agent or the Lenders existing or occurring prior to the date of this Amendment or any instrument executed prior to the date of this Amendment including, without limitation, any claims, liabilities or obligations arising with respect to the Loan and Security Agreement or the other of the Debt Documents, other than claims, liabilities or obligations caused by Agent’s or any Lender’s own gross negligence or willful misconduct. The provisions of this paragraph shall be binding upon each Loan Party and shall inure to the benefit of Agent, the Lenders, and their respective heirs, executors, administrators, successors and assigns.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BG MEDICINE, INC., as Borrower

By:	/s/ Paul R. Sohmer
Name:	Paul R. Sohmer
Title:	President & CEO

Signature Page to Second Amendment to Loan and Security Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender

By:	/s/ Alan M. Silbert
Name:	Alan M. Silbert
Title:	Duly Authorized Signatory

Signature Page to Second Amendment to Loan and Security Agreement

COMERICA BANK, as a Lender

By:	/s/ Jeff Chapman
Name:	Jeff Chapman
Title:	Senior Vice President

Signature Page to Second Amendment to Loan and Security Agreement

Exhibit A

Form of Subordination and Intercreditor Agreement

[Attached]